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                                                                   EXHIBIT 23(A)

                        CONSENT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
ELECTRONIC DATA SYSTEMS CORPORATION:

  We consent to the use of our reports included and incorporated by reference herein and to the reference to our firm under the headings "Summary Consolidated Historical Financial Information," "Selected Consolidated Financial Information," and "Experts" in the Prospectus, which is part of this Registration Statement.

                                          /s/ KPMG Peat Marwick LLP

Dallas, Texas

July 16, 1996